                                  EXHIBIT (21)

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF FEBRUARY 25, 1998

                                                               JURISDICTION IN
SUBSIDIARY                                                    WHICH INCORPORATED
----------                                                    ------------------
AmerSig Graphics, Inc........................................      Delaware
  AmerSig Southwest, Inc.....................................      Delaware
  AS Mid-America, Inc........................................      Delaware
  AS Memphis, Inc............................................      Delaware
  AmerSig Southeast, Inc.....................................      Delaware
  AmerSig Technology, Inc....................................      Delaware
  AS ASTEC, Inc..............................................      Delaware
CHB Holdings, Inc............................................      Delaware
D.I.B., L.L.C. ..............................................      Delaware
  DIB, Inc. .................................................      Delaware
Fine's, Inc. ................................................      Delaware
First Cove Investors, Inc....................................      Delaware
F.O. Building Corp...........................................      Delaware
GlobaLease, Inc..............................................      Delaware
Heller-ABB1, Inc.............................................      Delaware
Heller-Advisory Corporation..................................      Delaware
  Heller Investmenti S.r.l. .................................       Italy
Heller Affordable Housing, Inc...............................      Delaware
Heller Air I, Inc............................................      Delaware
Heller Air IV, Ltd...........................................      Bermuda
Heller Capital Management, Inc...............................      Delaware
  Brand B Investments L.L.C. ................................      Delaware
  Brazil Investment, L.L.C. .................................      Delaware
    Heller do Brasil - Participants S/C, Ltda. ..............       Brazil
  Heller Capital Advisers, Inc...............................      Delaware
Heller Current Asset Management, Inc. .......................      Delaware
Heller Delaware Holdings, Inc. ..............................      Delaware
Heller Capital Markets Group, Inc. ..........................      Delaware
Heller Equity Capital Corporation............................      Delaware
  Amspec, L.P................................................      Delaware
  Heller Investments, Inc. ..................................      Delaware
  H.E. Two Corporation.......................................      Delaware
    H.E. One Corporation.....................................      Delaware
  TWC Holding Corp. .........................................      Delaware
    WC Acquisition Crop. ....................................     Minnesota
  Kroy Holding Company.......................................      Delaware
Heller Financial Capital Funding, Inc. ......................      Delaware
Heller Financial Commercial Mortgage Asset Corp. ............      Delaware
Heller Financial Leasing, Inc................................      Delaware
  NCM, L.P...................................................      Delaware
    Carlos Murphy's, Inc.....................................      Delaware
Heller Financial Real Estate Services, Inc. .................      Delaware
Heller First Capital Corp....................................      Delaware
Heller Funding Corporation...................................      Delaware
Heller IKT Holding Co. ......................................      Delaware
  International King's Table, Inc. ..........................       Oregon

                                  JURISDICTION IN
SUBSIDIARY                       WHICH INCORPORATED
----------                       ------------------
Heller International Group,
 Inc............................      Delaware
  Heller de Mexico, S.A. de C.V.
   .............................      Delaware
  Heller International Holdings,
   Inc..........................      Delaware
    HIG Asia Pacific Management
     Pte Ltd....................     Singapore
    Heller Asia Capital.........     Singapore
    Heller De Chile, S.A........       Chile
    Heller do Brasil-
     Participacoes S/C, Ltda....       Brazil
    Heller Europe Limited.......   United Kingdom
    Heller Financial Services
     Limited....................     Australia
      S.H. Lock Acceptances
       Limited..................     Australia
      Heller Equipment Finance,
       Limited..................     Australia
      Heller Commercial Services
       Pty. Limited.............     Australia
      Heller Financial Services
       Superannuation Pty.
       Limited..................     Australia
      Heller Research Pty.
       Limited..................     Australia
    Heller Holding France,
     S.A........................       France
      Factofrance Heller, S.A...       France
        Cofacredit..............       France
    Heller Thai Holding Company
     Limited....................      Thailand
    Heller SGPS, Lda............      Portugal
Heller Interstate Properties,
 Inc. ..........................      Delaware
Heller Latin America Holdings,
 Inc............................      Delaware
  Heller Financial (Mexico),
   S.A. de C.V..................       Mexico
  Aurum-Heller Operacion, S.A.
   de C.V.......................       Mexico
Heller NFP, Inc.................      Illinois
Heller Orland Park, Inc.........      Delaware
Heller Premium Finance of
 California, Inc. ..............     California
Heller Public Finance, L.L.C.
 ...............................      Delaware
Heller Real Estate Holdings,
 Inc............................      Delaware
Heller Small Business Lending
 Corp...........................      Delaware
Heller Trade Receivables
 Holding, Inc...................      Delaware
Lorch/Wedlo Financial, Inc. ....      Delaware
National Acceptance Company of
 America........................      Delaware
NCMR, Inc.......................      Delaware
  Famous Restaurants, Inc.......      Delaware
NFMR, Inc.......................      Delaware
Realty Holdings Co., Inc........      Delaware
  Electronic Real Estate
   Holdings, Inc................      Delaware
SRHL, Inc. .....................      Delaware
Tallahassee Building Corp. .....      Delaware

  The names of all other subsidiaries of the Company are omitted because such unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                      105